- ------------------------------------------------------------------------------
International Equity Fund
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1997

          STOCKS AND WARRANTS - 82.6%
SHARES                                     VALUE US$
- -------                                    ------------
          ARGENTINA - 0.4%
          COMMON STOCK
 23,400   YPF Sociedad Anonima ADR
            Energy                         $    748,800
                                           ------------
          AUSTRALIA - 2.4%
          COMMON STOCK
213,000   Australia & New Zealand Banking
            Group Ltd.
            Finance                           1,489,363
 79,000   Brambles Industries Ltd.
            Materials                         1,522,422
116,000   Broken Hill Proprietary Co. Ltd.
            Multi-Industry                    1,152,886
108,000   Woodside Petroleum Ltd.
            Energy                              914,274
                                           ------------
                                              5,078,945
                                           ------------
          AUSTRIA - 0.3%
          PREFERRED STOCK
 11,440   Bank Austria AG
            Finance                             538,286
                                           ------------
          BELGIUM - 0.2%
          COMMON STOCK
 36,000   Xeikon N.V. (a)
            Services                            490,500
                                           ------------
          CHILE - 0.8%
          COMMON STOCK
 61,950   Compania de Telecomunicacion de
            Chile SA ADR
            Services                          1,719,113
                                           ------------
          DENMARK - 0.6%
          COMMON STOCK
 40,300   International Service
            System A/S (a)
            Services                          1,224,213
                                           ------------
          FINLAND - 0.3%
          COMMON STOCK
 33,200   The Rauma Group

            Capital Equipment                   623,227
                                           ------------
          FRANCE - 7.7%
          COMMON STOCK
 12,340   Accor SA
            Services                          2,302,495
  8,790   Canal Plus
            Services                          1,533,210
 14,409   Compagnie Generale des Eaux
            Multi-Industry                    1,684,721
 28,500   Elf Aquitaine
            Energy                            3,535,268
  9,300   Legrand SA
            Capital Equipment                 1,735,268

SHARES                                      VALUE US$
- -------                                    ------------
          FRANCE (CONCLUDED)
 39,000   METALEUROP SA (a)
            Materials                      $    410,598
 38,727   Michelin (Cie Gle Des Etabl.)
            Capital Equipment                 1,990,848
 12,120   Primagaz (Cie Des Gaz Petrole)
            Energy                              905,420
 15,914   Societe Generale
            Finance                           2,184,166
          WARRANTS
 14,156   Compagnie Generale de Eaux (a)
            Multi-Industry                        7,501
  1,256   Primagaz (Cie Des Gaz Petrole)
            (a)
            Energy                               13,529
                                           ------------
                                             16,303,024
                                           ------------
          GERMANY - 5.3%
          COMMON STOCK
 13,080   Adidas AG
            Consumer Non-Durables             1,896,038
 53,500   Bayer AG
            Materials                         1,880,519
  3,500   Mannesmann AG
            Capital Equipment                 1,480,363
 49,870   Tarkett AG
            Materials                         1,327,007
 43,235   Veba AG
            Multi-Industry                    2,413,946
     62   Wella AG
            Consumer Non-Durables                39,804
          PREFERRED STOCK
  7,400   SAP AG
            Services                          2,207,704
                                           ------------
                                             11,245,381

                                           ------------
       HONG KONG - 1.4%
          COMMON STOCK
105,100   Cheung Kong Holdings Ltd.
            Finance                             730,852
135,000   Citic Pacific Ltd.
            Multi-Industry                      646,226
147,400   Hutchison Whampoa Ltd.
            Finance                           1,020,235
139,000   New World Development Co. Ltd.
            Finance                             489,139
                                           ------------
                                              2,886,452
                                           ------------
          INDONESIA - 0.3%
          COMMON STOCK
197,520   PT Indofoods Sukses Makmur
            Consumer Non-Durables               197,246
126,000   PT Telekomunikasi Indonesia
            Services                            117,087


- ------------------------------------------------------------------------------
                                       15

- ------------------------------------------------------------------------------
International Equity Fund
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS  (CONTINUED)
AS OF OCTOBER 31, 1997

SHARES                                      VALUE US$
- -------                                    ------------
          INDONESIA (CONCLUDED)
 42,490   PT Unilever Indonesia
            Services                       $    330,019
                                           ------------
                                                644,352
                                           ------------
          ITALY - 2.9%
          COMMON STOCK
 55,410   Gucci Group
            Consumer Non-Durables             2,015,539
652,585   Telecom Italia SpA
            Energy                            4,096,607
                                           ------------
                                              6,112,146
                                           ------------
          JAPAN - 18.6%
          COMMON STOCK
106,000   Amada Metrecs Co. Ltd.

            Capital Equipment                   779,996
 61,000   Arcland Sakamoto
            Services                            532,551
118,000   Bridgestone Corp.
            Materials                         2,550,927
 68,100   Credit Saison Co., Ltd.
            Finance                           1,828,909
 60,000   Dai-Dan Co., Ltd.
            Capital Equipment                   444,001
321,000   Dai-Tokyo Fire & Marine
            Insurance Co.
            Finance                           1,377,201
 85,000   Daiwa House Industry Co., Ltd.
            Capital Equipment                   819,822
 54,000   Daiwa Securities Co., Ltd.
            Finance                             326,864
    300   East Japan Railway Co.
            Services                          1,459,217
 74,000   Fuji Photo Film Co.
            Capital Equipment                 2,682,630
 29,000   Glory Ltd.
            Capital Equipment                   475,015
264,000   Hanshin Electric Railway
            Services                            893,392
243,000   Hitachi Ltd.
            Capital Equipment                 1,868,920
 29,000   Ito-Yokado Co. Ltd.
            Services                          1,441,922
 62,000   Japan Airport Terminal Co.
            Services                            608,299
907,000   Kobe Steel Ltd. (a)
            Materials                         1,093,498
 15,000   Kyocera Corp.
            Capital Equipment                   859,316
 25,000   Mabuchi Motor Co.
            Capital Equipment                 1,392,700
 18,000   Meiko Shokai
            Capital Equipment                   553,754
130,000   Mitsubishi Corp.
            Services                          1,113,329

SHARES                                      VALUE US$
- -------                                    ------------
  JAPAN (CONCLUDED)
391,000   Mitsubishi Electric Corp.
            Capital Equipment              $  1,303,659
 30,000   Murata Manufacturing Co., Ltd.
            Capital Equipment                 1,217,262
 26,000   Nagaileben Co., Ltd.
            Consumer Durables                   745,820
159,000   Oji Paper Co., Ltd.
            Materials                           806,436
 82,000   Omron Corp.
            Capital Equipment                 1,390,871

 29,100   SMC Corp.
            Capital Equipment                 2,516,339
 11,000   Secom
            Services                            711,566
 82,000   Showa Shell Sekiyu
            Energy                              574,757
 58,000   Takeda Chemical Inds.
            Consumer Durables                 1,581,775
 10,230   Toho Co.
            Services                          1,343,927
 81,000   Tokio Marine & Fire Insurance
            Co.
            Finance                             808,182
 94,000   Toppan Printing Co., Ltd.
            Services                          1,180,178
  9,000   Tostem Corp.
            Capital Equipment                   124,969
 70,000   Toyota Motor Corp.
            Capital Equipment                 1,949,780
                                           ------------
                                             39,357,784
                                           ------------
          KOREA, REPUBLIC OF - 0.3%
          COMMON STOCK
 10,500   Korea Electric Power Corp.
            Energy                              149,098
  4,250   Pohang Iron & Steel Co., Ltd.
            Materials                           186,800
    318   SK Telecom Co. Ltd.
            Services (b)                        107,307
  4,066   Samsung Electronics Co.
            Capital Equipment                   160,123
 14,957   Shinhan Bank
            Finance                             114,720
                                           ------------
                                                718,048
                                           ------------
          MALAYSIA - 0.4%
          COMMON STOCK
 33,400   RHB Sakura Merchant Bankers
            Berhad (a)
            Finance                              20,937
203,000   Sime Darby Berhad
            Multi-Industry                      290,866
193,000   Tenaga Nasional Berhad
            Energy                              414,806


- ------------------------------------------------------------------------------
                                       16

- ------------------------------------------------------------------------------

International Equity Fund
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS  (CONTINUED)
AS OF OCTOBER 31, 1997

SHARES                                      VALUE US$
- -------                                    ------------
          MALAYSIA (CONCLUDED)
 64,000   United Engineers (Malaysia)
            Berhad
            Capital Equipment              $    150,925
                                           ------------
                                                877,534
                                           ------------
          MEXICO - 0.4%
          COMMON STOCK
 88,000   Desc SA de CV
            Multi-Industry                      762,946
                                           ------------
          NETHERLANDS - 9.5%
          COMMON STOCK
123,000   Elsevier NV
            Services                          1,933,065
 17,100   Heineken NV
            Consumer Non-Durables             2,782,594
183,509   Internationale Nederlanden Group
            NV
            Finance                           7,706,490
17,438   Oce-Van Der Grinten NV
            Capital Equipment                 1,990,270
 72,190   Philips Electronics NV
            Capital Equipment                 5,654,084
          PREFERRED STOCK
  4,800   Internationale Nederlanden Group
            NV
            Finance                              24,115
                                           ------------
                                             20,090,618
                                           ------------
          PHILIPPINES - 0.1%
          COMMON STOCK
  7,431   Manila Electric Co. GDR
            Energy                              131,906
                                           ------------
          PORTUGAL - 1.5%
          COMMON STOCK
 49,720   Portugal Telecom
            Services                          2,041,253
 50,770   Semapa - Sociedade de
            Investimento e Gestao SGPS SA
            Materials                         1,172,903
                                           ------------
                                              3,214,156

                                           ------------
          SINGAPORE - 1.9%
          COMMON STOCK
182,000   City Developments Ltd.
            Finance                             763,636
 99,750   Development Bank of Singapore
            Ltd.
            Finance                             932,184
143,000   Keppel Corp. Ltd.
            Services                            452,727
 85,420   Singapore Press Holdings Ltd.
            Services                          1,178,394
129,000   United Overseas Bank Ltd.
            Finance                             713,478
                                           ------------
                                              4,040,419
                                           ------------

SHARES                                      VALUE US$
- -------                                    ------------
          SPAIN - 0.9%
          COMMON STOCK
 23,200   Banco Popular Espanol SA
            Finance                        $  1,370,996
 35,800   Centros Comerciales Pryca SA
            Services                            568,918
                                           ------------
                                              1,939,914
                                           ------------
          SWEDEN - 2.3%
          COMMON STOCK
 96,800   Atlas Copco AB
            Capital Equipment                 2,877,796
 46,790   Telefonaktiebolaget LM Ericsson
            'B' Shares
            Services                          2,063,106
                                           ------------
                                              4,940,902
                                           ------------
          SWITZERLAND - 9.4%
          COMMON STOCK
  2,400   Asea Brown Boveri Ltd.
            Capital Equipment                 3,136,637
  4,370   Adecco SA
            Multi-Industry                    1,392,617
  1,690   Alusuisse-Lonza Holding AG
            Materials                         1,500,558
  5,663   Novartis
            Consumer Durables                 8,893,553
    290   Roche Holding AG
            Consumer Non-Durables             2,555,464
  5,250   The Selectra Group (a)
            Consumer Non-Durables               736,895
  4,080   Zurich

            Versicherungs-Gesellschaft
            Finance                           1,688,800
                                           ------------
                                             19,904,524
                                           ------------
          THAILAND - 0.0%
 COMMON STOCK
 32,368   Land & House Public Co., Ltd.
            Finance                              27,615
                                           ------------
          UNITED KINGDOM - 14.7%
          COMMON STOCK
126,700   Airtours plc
            Services                          2,512,540
110,000   Allied Domecq plc
            Consumer Non-Durables               890,072

214,000   Asda Group plc
            Services                            556,264
 39,200   Barclays plc
            Finance                             981,479
 95,831   Blue Circle Industries plc
            Materials                           563,286
 79,360   British Airways plc
            Services                            775,233
127,800   British Land Co. plc
            Finance                           1,476,675


- ------------------------------------------------------------------------------
                                       17

- ------------------------------------------------------------------------------
International Equity Fund
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS  (CONCLUDED)
AS OF OCTOBER 31, 1997

SHARES                                      VALUE US$
- -------                                    ------------
          UNITED KINGDOM (CONCLUDED)
118,400   Cable & Wireless plc
            Services                       $    940,171
 96,260   Cadbury Schweppes plc
            Consumer Non-Durables               968,573
381,000   David S. Smith Holdings plc
            Services                          1,456,784
 58,000   De La Rue plc
            Services                            411,437
130,000   EMI Group plc
            Consumer Non-Durables             1,050,810
100,773   Enterprise Oil plc
            Energy                            1,125,521
 53,000   Johnson Matthey plc
            Capital Equipment                   520,845
 68,070   Kingfisher plc
            Services                            979,441
303,640   LASMO plc
            Energy                            1,400,319
143,400   Lloyds TSB Group plc
            Finance                           1,791,599
226,400   Lucas Varity plc
            Capital Equipment                   774,537
312,400   MFI Furniture plc
            Services                            623,438
  9,490   National Westminster Bank plc
            Finance                             137,186
284,000   Pilkington Brothers plc
            Materials                           719,169
131,555   Prudential Corp. plc
            Finance                           1,402,033

137,000   Rank Group plc
            Services                            762,771
 58,180   Rio Tinto plc
            Materials                           749,325
100,000   Rolls-Royce plc
            Capital Equipment                   348,520

SHARES                                      VALUE US$
- -------                                    ------------
          UNITED KINGDOM (CONCLUDED)
 90,000   Standard Chartered plc
            Finance                        $    975,765
 74,175   Tesco plc
            Services                            593,661
 91,150   Tibbett and Britten Group plc
            Services                            871,298
119,082   United News & Media plc
            Services                          1,497,761
291,390   Vodafone Group plc
            Services                          1,588,156
116,100   Williams Holdings plc
            Multi-Industry                      686,805
 29,500   Zeneca Group plc
            Consumer Durables                   935,016
                                           ------------
                                             31,066,490
                                           ------------
          Total Stocks and Warrants (cost
            $147,466,525)                   174,687,295
          REPURCHASE AGREEMENTS - 17.4%
          Chase Securities, Inc., 5.55%,
            11/3/97 to be repurchased at
            $37,017,113. Collateralized by

            Par $34,825,000 U.S. Treasury
            Notes, 6.88%, 5/15/06.           37,000,000
                                           ------------
          Total Investments - 100.0%
            (cost $184,466,525)             211,687,295
          Other Assets Less
            Liabilities - 0.0%                   (3,438)
                                           ------------
          Total Net Assets - 100.0%        $211,683,857
                                           ------------
                                           ------------

- ------------------
(a) Non-income producing security.
(b) Valued pursuant to methodology
  approved by the Board of Trustees.
ADR - American Depositary Receipts
GDR - Global Depositary Receipts

- ------------------------------------------------------------------------------

                       FORWARD FOREIGN CURRENCY CONTRACTS
                               CONTRACTS TO SELL

CONTRACT DATE     CURRENCY        UNITS        US DOLLARS     UNREALIZED GAIN
- --------------    ---------    ------------    -----------    ----------------
                  Japanese
   12/19/97          Yen       740,000,000     $6,329,249         $136,485


    The accompanying notes are an integral part of the financial statements.

- ------------------------------------------------------------------------------
                                       18

- ------------------------------------------------------------------------------
International Equity Fund
- ------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

ASSETS:
         Investments (Note 2):
            Investments at cost                                              $147,466,525
            Repurchase agreement at cost                                       37,000,000
            Net unrealized appreciation (depreciation)                         27,220,770
                                                                             ------------
                              Total Investments at value                      211,687,295


         Cash                                                                   4,091,154
         Net receivable for forward foreign currency contracts                    136,485
         Receivable for dividends, tax reclaims and interest                      398,907
         Receivable for investments sold                                        2,777,611
         Organization costs, net of amortization (Note 2)                           7,420
                                                                             ------------

                              Total Assets
                                                                            ------------

LIABILITIES:
         Payable for investments purchased                                      7,252,086
         Payable to investment adviser (Note 3)                                    75,200
         Payable to administrator (Note 3)                                         12,769
         Payable to subadministrator (Note 3)                                      12,769
         Accrued expenses and other liabilites                                     62,191
                                                                             ------------

                              Total Liabilities                                 7,415,015
                                                                             ------------

                              Net Assets                                     $211,683,857
                                                                             ------------
                                                                             ------------

COMPONENTS OF NET ASSETS:
         Investors' capital                                                  $184,278,074
         Net unrealized appreciation (depreciation) on investments             27,405,783
                                                                             ------------

                              Net Assets                                     $211,683,857
                                                                             ------------
                                                                             ------------


    The accompanying notes are an integral part of the financial statements.

- ------------------------------------------------------------------------------
                                       19

- ------------------------------------------------------------------------------
International Equity Fund
- ------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                                          For the Year
                                                                                             Ended
                                                                                        October 31, 1997

                                                                                        ----------------
INVESTMENT INCOME:
         Dividend income (net of foreign withholding taxes of $421,654)                   $  2,858,125
         Interest income                                                                       422,524
                                                                                        ----------------
                              Total Investment Income                                        3,280,649
                                                                                        ----------------
EXPENSES:
         Investment advisory (Note 3)                                                          892,167
         Administration (Note 3)                                                               159,379
         Subadministration (Note 3)                                                            138,011
         Transfer agency (Note 3)                                                               12,029
         Custody                                                                               139,728
         Accounting (Note 3)                                                                    72,000
         Legal                                                                                  10,473
         Audit                                                                                  46,189
         Pricing                                                                                24,809
         Trustees                                                                                9,970
         Amortization of organization costs (Note 2)                                             2,473
         Miscellaneous                                                                          27,740
                                                                                        ----------------
                              Total Expenses                                                 1,534,968
         Fees waived (Note 6)                                                                  (47,471)
                                                                                        ----------------
                              Net Expenses                                                   1,487,497
                                                                                        ----------------
NET INVESTMENT INCOME (LOSS)                                                                 1,793,152
                                                                                        ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
         Net realized gain (loss) on investments sold                                       15,496,728
         Net realized gain (loss) on forward foreign currency contracts and foreign
           currency transactions                                                             1,772,188
                                                                                        ----------------
                              Net realized gain (loss) on investments, forward
                                 foreign currency contracts and foreign currency
                                 transactions                                               17,268,916
                                                                                        ----------------
         Net change in unrealized appreciation (depreciation) on investments                (3,724,486)
         Net change in unrealized appreciation (depreciation) on forward foreign
           currency contracts and foreign currency transactions                                140,011
                                                                                        ----------------
                              Net change in unrealized appreciation (depreciation) on
                                 investments, forward foreign currency contracts and
                                 foreign currency transactions                              (3,584,475)
                                                                                        ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS                                               13,684,441
                                                                                        ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           $ 15,477,593
                                                                                        ----------------
                                                                                        ----------------



    The accompanying notes are an integral part of the financial statements.

- ------------------------------------------------------------------------------
                                       20

- ------------------------------------------------------------------------------
International Equity Fund
- ------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       For the Year Ended October 31,
                                                                                    ------------------------------------
                                                                                           1997               1996
                                                                                    ----------------    ----------------
   NET ASSETS, BEGINNING OF PERIOD                                                  $    202,743,299                   -
                                                                                    ----------------    ----------------
   OPERATIONS:
            Net investment income (loss)                                                   1,793,152           2,401,723
            Net realized gain (loss) on investments sold                                  17,268,916          29,130,258
            Net change in unrealized appreciation (depreciation) on investments           (3,584,475)         30,990,258
                                                                                    ----------------    ----------------
            Net increase (decrease) in net assets resulting from operations               15,477,593          62,522,457
                                                                                    ----------------    ----------------
   TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
            Contributions                                                                 70,336,827         201,091,364
            Withdrawals                                                                  (76,873,862)        (60,870,522)
                                                                                    ----------------    ----------------
            Net increase (decrease) in net assets from transactions in investors'
              beneficial interest                                                         (6,537,035)        140,220,842
                                                                                    ----------------    ----------------
            Net increase (decrease) in net assets                                          8,940,558         202,743,299
                                                                                    ----------------    ----------------
   NET ASSETS, END OF PERIOD                                                        $    211,683,857    $    202,743,299
                                                                                    ----------------    ----------------
                                                                                    ----------------    ----------------


    The accompanying notes are an integral part of the financial statements.

- ------------------------------------------------------------------------------
                                       21

- -----------------------------------------------------------------------------
International Equity Fund

- -----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

     Portfolio performance for the following periods:

                                                                                  For the Year Ended October 31,
                                                                                  ------------------------------
                                                                                          1997         1996
- ----------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
  Expenses including waiver of fees                                                       0.75%        0.75%
  Expenses excluding waiver of fees                                                       0.77%        0.77%
  Net investment income including waiver of fees                                          0.90%        1.10%
Average Commission Rate Per Share (a)                                                  $ 0.0280      $0.0256
Portfolio Turnover Rate                                                                  36.22%       56.20%

- ------------------

(a) Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities on which commissions are charged.


    The accompanying notes are an integral part of the financial statements.

- -----------------------------------------------------------------------------
                                       22

- -----------------------------------------------------------------------------
International Equity Fund
- -----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

         Schroder Capital Funds ('Schroder Core') was organized as a Delaware business trust on September 7, 1995. Schroder Core, which is registered as an open-end, management investment company under the Investment Company Act of 1940, currently has six investment portfolios. Included in this report is International Equity Fund (the 'Portfolio'), a diversified portfolio that commenced operations on November 1, 1995. Under the Trust Instrument, Schroder Core is authorized to issue an unlimited number of interests without par value. Interests in the Portfolio are sold in private placement transactions without any sales charges to qualified investors, including open-end, management investment companies.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES


         These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

         The following represent significant accounting policies of the
   Portfolio:

   SECURITY VALUATION

         Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the proceeding trading day or at closing mid-market prices. Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, are valued at the most recent reported mid-market price. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by Schroder Core's Board of Trustees. Fair valued securities represented approximately 0.05% of total investments at October 31, 1997.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME

         Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of withholding tax. Interest income, including amortization of discount or premium, is recorded as earned. Identified cost of investments sold is used to determine realized gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain and loss are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

         Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

         The Portfolio may enter into forward contracts to purchase or sell foreign currencies to protect against the effect on the U.S. dollar value of the underlying portfolio of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the

- -----------------------------------------------------------------------------
                                       23

- -----------------------------------------------------------------------------
International Equity Fund
- -----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded daily as unrealized gain or loss; realized gain or loss include net gain or loss on contracts that have terminated by settlement or by the Portfolio entering into offsetting commitments.

   REPURCHASE AGREEMENTS

         The Portfolio may invest in repurchase agreements. The Portfolio, through its custodian, receives delivery of the underlying collateral, whose market value must always equal or exceed the repurchase price. The investment adviser is responsible for determining the value of the underlying collateral at all times. In the event of default, the Portfolio may have difficulties with the disposition of any securities held as collateral.

   EXPENSE ALLOCATION

         Schroder Core accounts separately for the assets and liabilities and operation of each Portfolio. Expenses that are directly attributable to more than one Portfolio are allocated among the respective Portfolios.

   ORGANIZATIONAL COSTS

         Costs incurred by the Portfolio in connection with this organization and initial registration are being amortized on a straight line basis over a five-year period.

NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES

   INVESTMENT ADVISER

         Schroder Capital Management International Inc. ('SCMI') is the investment adviser to the Portfolio. Pursuant to an Investment Advisory Agreement, SCMI is entitled to receive an annual fee, payable monthly, of 0.45% of the average daily net assets of the Portfolio.

   ADMINISTRATOR AND SUBADMINISTRATOR

         Effective November 26, 1996 and February 1, 1997, Schroder Core, on behalf of the Portfolio, entered into Administration and Subadministration

   Agreements with Schroder Fund Advisors Inc. ('Schroder Advisors') and Forum Administrative Services, LLC ('Forum'). From November 26, 1996 through January 31, 1997, the Portfolio has a Subadministration Agreement with Forum Financial Services, Inc.(Registered) ('FFSI') that was identical in all material terms to the February 1, 1997 Agreement with Forum. For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.075% of average daily net assets of the Portfolio. For its services, Forum is entitled to receive compensation at an annual rate, payable monthly, of 0.075% of average daily net assets of the Portfolio. Prior to November 26, 1996, Schroder Advisors was entitled to compensation at an annual rate of 0.15% and was obligated to pay a fee to FFSI.

   TRANSFER AGENT

         Forum Financial Corp.(Registered) ('FFC') serves as the Portfolio's transfer agent and is entitled to compensation for those services from Schroder Core with respect to the Portfolio in the amount of $12,000 per year plus certain other fees and expenses.

- -----------------------------------------------------------------------------
                                       24

- ------------------------------------------------------------------------------
International Equity Fund
- ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

   OTHER SERVICE PROVIDERS

         FFC also performs portfolio accounting for the Portfolio and is entitled to receive compensation for those services in the amount of $60,000 per year, plus certain amounts based upon the number and types of portfolio transactions.

NOTE 4. PURCHASES AND SALES OF SECURITIES

         The cost of securities purchased and the proceeds from sales of securities (excluding short-term securities) for the year ended October 31, 1997 aggregated $65,465,859 and $96,564,229, respectively.

         For federal income tax purposes, the tax basis of investment securities owned as of October 31, 1997 was $184,561,193 and the net unrealized appreciation of investment securities was $27,126,302. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $43,321,244, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $16,194,942.

NOTE 5. FEDERAL TAXES


         The Portfolio is not required to pay federal income taxes on its net investment income and net capital gain as it is treated as a partnership for federal income tax purposes. All interest, dividends, gain and loss of the Portfolio are deemed to have been 'passed through' to the partners in proportion to their holdings of the Portfolio regardless of whether such interest, dividends or gain have been distributed by the Portfolio.

NOTE 6. WAIVER OF FEES

         SCMI voluntarily has waived a portion of its advisory fees so that the Portfolio's total expenses would not exceed 0.75% of the Portfolio's average daily net assets. Schroder Advisors, Forum and FFC may waive voluntarily all or a portion of their fees from time to time. For the years ended October 31, 1997 and 1996, SCMI waived fees of $47,471 and $51,971, respectively.

- ------------------------------------------------------------------------------
                                       25

- ------------------------------------------------------------------------------
International Equity Fund
- ------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Schroder Capital Funds and Investors of International Equity
Fund:

     We have audited the accompanying statement of assets and liabilities of the International Equity Fund (a separate portfolio of Schroder Capital Funds), including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Fund as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                         Coopers & Lybrand L.L.P.

Boston, Massachusetts
December 19, 1997

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1997

                                STOCKS AND WARRANTS - 91.6%

                 SHARES                                                                            VALUE US$
                 ------                                                                            ---------
                                ARGENTINA  - 4.2%
                                COMMON STOCK
                 59,246      Banco de Galicia y Buenos Aires SA de CV ADR
                                    Finance                                                     $      1,436,139
                251,520      CIADEA SA
                                    Capital Equipment                                                    495,791
                165,114      Compania Naviera Perez Companc SA
                                    Multi-Industry                                                     1,030,930
                252,300      IRSA Inversiones y Representaciones SA
                                    Finance                                                              848,237
                259,200      Telecom Argentina Stet - Fran Tel SA
                                    Telecommunications                                                 1,322,713
                489,000      Telefonica de Argentina SA
                                    Telecommunications                                                 1,335,771
                 30,300      Telefonica de Argentina SA ADR
                                    Telecommunications                                                   852,188
                107,900      YPF Sociedad Anonima  ADR
                                    Energy                                                             3,452,800
                                                                                               ------------------
                                                                                                      10,774,569
                                                                                               ------------------

                                BOTSWANA  - 0.5%
                                COMMON STOCK
                195,000        Sechaba Ord
                                    Services                                                           1,395,616
                                                                                               ------------------

                                BRAZIL  - 12.5%
                                COMMON STOCK
              1,850,000        Centrais Eletricas Brasileiras SA - Eletrobras
                                    Energy                                                               780,272
              1,927,000        Companhia Cervejaria Brahma
                                    Services                                                           1,221,744
             37,000,000        Companhia Energetica de Minas Gerais
                                    Services                                                           1,476,644
             16,440,000        Companhia Paulista de Forca e Luz - CPFL
                                    Energy                                                             2,408,217
              3,680,000        Light - Servicos de Electricidade SA
                                    Energy                                                             1,218,322
             30,383,000        Telecomunicacoes Brasileiras SA - Telebras
                                    Telecommunications                                                 2,742,049

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                 SHARES                                                                            VALUE US$
                 ------                                                                            ---------
                                BRAZIL  (CONCLUDED)
                                PREFERRED STOCK
                 76,662,800     Banco Brasileiro de Decontos SA
                                    Finance                                                     $      564,298
                 19,000,000     Banco Nacional SA(a)(b)
                                    Finance                                                                  0
                  6,551,000     Centrais Eletricas Brasileiras SA - Eletrobras
                                    Energy                                                           2,852,137
                     65,300     Companhia Vale Rio Doce
                                    Finance                                                          1,279,346
                  1,180,250     IKPC - Industrias Klabin de Papel e Celulose SA
                                    Services                                                           909,945
                  1,915,000     Itausa Investimentos Itau SA
                                    Multi-Industry                                                   1,302,721
                  1,558,055     Multibras Eletrodomesticos SA
                                    Capital Equipment                                                  847,921
                 23,190,000     Petrol Brasileiro - Petrobras
                                    Energy                                                           4,606,450
                     23,700     Telecomunicacoes Brasileiras SA Telebras ADR
                                    Telecommunications                                               2,405,550
                 10,418,070     Telecomunicacoes de Sao Paulo SA - TELESP
                                    Telecommunications                                               2,778,152
                  2,464,858     Telecomunicacoes do Parana SA-Telepar
                                    Telecommunications                                               1,296,707
                  8,389,194     Telecomunicacoes do Rio de Janeiro SA-Telerj
                                    Capital Equipment                                                  806,581
                 24,900,000     Unibanco-Uniao Bco(b)
                                    Finance                                                          1,987,483
                    115,530     Usinas Siderurgicas de Minas Gerais SA
                                    Capital Equipment                                                  864,510
                     47,200     Vale Rio Doce B shares(a)(b)
                                    Materials                                                                0
                                RIGHTS
                    325,282     Telecomunicacoes Do Rio De Janeiro(a)
                                    Capital Equipment                                                    4,426
                    120,223     Telecomunicacoes do Parana SA-Telepar - Rights(a)
                                    Telecommunications                                                       0
                    482,097     Telesp Tel Sao(a)
                                    Telecommunications                                                     437
                                                                                             ------------------
                                                                                                    32,353,912
                                                                                             ------------------

                                CHILE - 4.4%
                                COMMON STOCK
                     23,500     Administradora de Fondos de Pensiones Provida SA ADR
                                    Materials                                                          393,625

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                 SHARES                                                                                VALUE US$
                 ------                                                                                ---------
                                CHILE  (CONCLUDED)
                120,000         Banco Santander Chile ADR
                                    Finance                                                         $  1,560,000
                 41,400         Chilectra SA
                                    Energy                                                             1,118,387
                 61,841         Chilgener SA
                                    Energy                                                             1,685,167
                 27,700         Compania Cervecerias Unidas SA
                                    Services                                                             675,188
                107,925         Compania de Telecomunicacion de Chile SA ADR
                                    Telecommunications                                                 2,994,918
                 63,300         Maderas y Sinteticos Sociedad Anonima SA ADR
                                    Multi-Industry                                                       775,425
                 26,800         Quimica y Minera Chile SA ADR
                                    Materials                                                          1,390,253
                 38,900         Santa Isabel SA ADR
                                    Services                                                             719,650
                                                                                               ------------------
                                                                                                      11,312,613
                                                                                               ------------------

                                CHINA, PEOPLES REPUBLIC OF - 1.8%
                                COMMON STOCK
              3,750,000         Beijing Datang Power Gen H(a)
                                    Energy                                                             1,892,101
                 56,000         Huaneng Power International Inc. ADR(a)
                                    Energy                                                             1,232,000
              2,434,000         Qingling Motors Co.
                                    Services                                                           1,590,232
                                                                                               ------------------
                                                                                                       4,714,333
                                                                                               ------------------

                                CROATIA - 0.3%
                                COMMON STOCK
                 60,060         Pliva DD GDR
                                    Consumer Goods                                                       873,870
                                                                                               ------------------

                                CZECH REPUBLIC - 0.8%
                                COMMON STOCK
                 13,630         SPT Telekom AS(a)
                                    Energy                                                             1,569,754
                  2,430         Tabak AS
                                    Consumer Goods                                                       612,601
                                                                                               ------------------
                                                                                                       2,182,355
                                                                                               ------------------


- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                      SHARES                                                                           VALUE US$
                      ------                                                                           ---------
                                EGYPT - 1.0%
                                COMMON STOCK
                      122,000   Commercial International Bank GDR
                                    Finance                                                   $        2,653,500
                                                                                               ------------------

                                GREECE - 1.1%
                                COMMON STOCK
                        58,930  Hellenic Bottling Co. SA
                                    Consumer Goods                                                     2,437,226
                         6,440  Titan Cement Co. SA
                                    Materials                                                            315,116
                                                                                               ------------------
                                                                                                       2,752,342
                                                                                               ------------------

                                HONG KONG - 3.6%
                                COMMON STOCK
                      676,000   Anhui Expressway Co. Ltd.
                                    Capital Equipment                                                    118,068
                      518,000   Cheung Kong Infrastructure Holdings
                                    Capital Equipment                                                  1,340,319
                    1,748,000   China Resources Beijing Land
                                    Finance                                                              712,361
                      409,000   China Resources Enterprise Ltd.
                                    Finance                                                            1,121,780
                      391,000   Citic Pacific Ltd.
                                    Multi-Industry                                                     1,871,661
                      772,000   Cosco Pacific Ltd.
                                    Services                                                             898,894
                      864,000   Guangnan Holdings
                                    Services                                                             793,635
                      685,000   New World Infrastructure(a)
                                    Finance                                                            1,355,909
                      164,000   Shanghai Industrial Holdings
                                    Multi-Industry                                                       729,880
                    2,105,000   Tingyi (Cayamn Islands) Holding Co.
                                    Consumer Goods                                                       354,034
                                Warrants
                      121,428   Guangnan Holdings(a)
                                    Services                                                              18,852
                                                                                               ------------------
                                                                                                       9,315,393
                                                                                               ------------------

                                HUNGARY - 2.3%
                                COMMON STOCK
                       10,600  OTP Bank GDR(a)
                                    Finance                                                              328,600

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                 SHARES                                                                            VALUE US$
                 ------                                                                            ---------
                                HUNGARY  (CONCLUDED)
                       40,460   BorsodChem RT
                                    Materials                                                   $      1,426,215
                       18,200   Gedeon Richter RT
                                    Consumer Goods                                                     1,692,600
                       53,230   MOL Magyar Olaj GDR
                                    Energy                                                             1,155,091
                       25,599   Pannonplast RT
                                    Materials                                                          1,408,686
                                                                                               ------------------
                                                                                                       6,011,192
                                                                                               ------------------

                                INDIA - 9.8%
                                COMMON STOCK
                      166,000   BSES Ltd.
                                    Energy                                                               829,658
                       90,000   Bajaj Auto Ltd.
                                    Capital Equipment                                                  1,426,908
                      283,000   Bharat Heavy Electricals Ltd.
                                    Capital Equipment                                                  2,916,383
                      275,000   Bharat Petroleum
                                    Energy                                                             3,297,127
                       98,700   Hindustan Petroleum Corp. Ltd.
                                    Energy                                                             1,297,092
                      114,000   ITC Ltd.
                                    Consumer Goods                                                     1,763,372
                       68,000   Indian Hotels Co. Ltd.
                                    Services                                                           1,100,454
                      523,000   Mahanagar Telephone Nigam Ltd.
                                    Telecommunications                                                 3,646,546
                       85,000   Mahindra & Mahindra Ltd.
                                    Capital Equipment                                                    850,117
                       48,000   Ranbaxy Laboratories Ltd.
                                    Consumer Goods                                                       935,647
                      630,000   Reliance Industries Ltd.
                                    Materials                                                          3,140,038
                      322,000   State Bank of India
                                    Finance                                                            2,323,464
                        3,200   Steel Authority of India Ltd.
                                    Materials                                                              1,311
                      125,000   Tata Engineering and Locomotive Co.
                                    Capital Equipment                                                  1,096,177
                       30,300   Videsh Sanchar Nigam Ltd.
                                    Telecommunications                                                   708,236
                                                                                               ------------------
                                                                                                      25,332,530
                                                                                               ------------------

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                      SHARES                                                              VALUE US$
                      ------                                                               --------
                                INDONESIA - 2.8%
                                COMMON STOCK
                      276,480   Astra
                                    Capital Equipment                                 $      205,155
                      164,500   Daya Guna Samudera
                                    Consumer Goods                                            212,185
                       15,500   Gulf Indonesia Resources Ltd.(a)
                                    Energy                                                    325,500
                    1,110,200   London Sumatra Indonesia
                                    Energy                                                  1,193,349
                      376,000   PT Gudang Garam
                                    Capital Equipment                                       1,063,854
                      519,200   PT Indofoods Sukses Makmur
                                    Consumer Goods                                            518,479
                      255,500   PT Indostat ADR
                                    Telecommunications                                        575,851
                      816,500   PT Jaya Real Property
                                    Finance                                                   141,557
                    2,923,000   PT Telekomunikasi Indonesia
                                    Telecommunications                                      2,716,238
                       31,500   PT Unilever Indonesia
                                    Services                                                  244,660
                                WARRANTS
                      253,682   PT Bank International Indonesia(a)
                                    Finance                                                    14,355
                                                                                     ------------------
                                                                                             7,211,183
                                                                                     ------------------

                                ISRAEL - 2.6%
                                COMMON STOCK
                      579,900   Bank Leumi Le-Israel
                                    Finance                                                    888,824
                       88,900   Blue Square-Israel Ltd.(a)
                                    Services                                                 1,033,463
                       88,290   Osem Investment Ltd.
                                    Consumer Goods                                             471,384
                      403,800   Supersol Ltd.
                                    Services                                                 1,157,891
                       65,000   Tadiran Telecommunications Ltd.
                                    Telecommunications                                       1,470,626
                       36,950   Teva Pharmaceutical Industries Ltd. ADR
                                    Consumer Goods                                           1,727,413
                                WARRANTS
                      107,500   Bank Leumi 3(a)
                                    Finance                                                      6,749

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                       SHARES                                                                     VALUE US$
                       ------                                                                     ---------
                                ISRAEL  (CONCLUDED)
                      107,500   Bank Leumi 4(a)
                                    Finance                                                     $         16,872
                                                                                               ------------------
                                                                                                       6,773,222
                                                                                               ------------------

                                KOREA, REPUBLIC OF - 4.2%
                                COMMON STOCK
72,000   Daewoo Securities(a)
                                    Finance                                                              888,060
                        6,795   Kookmin Bank GDR
                                    Finance                                                               54,935
                       77,010   Korea Electric Power Corp.
                                    Energy                                                             1,093,530
                      168,000   L.G. Electronics
                                    Capital Equipment                                                  2,263,684
                       10,173   L.G. Information and Communication Ltd.
                                    Capital Equipment                                                    582,038
                       17,000   L.G. Semiconductor Co.(a)
                                    Capital Equipment                                                    280,162
                       28,000   Pohang Iron & Steel Co. Ltd.
                                    Materials                                                          1,230,683
                        2,239   SK Telecom Co. Ltd.(b)
                                    Telecommunications                                                   755,535
                       25,044   Samsung Electronics Co.
                                    Capital Equipment                                                    986,256
                       42,000   Shinhan Bank
                                    Finance                                                              322,140
                       57,750   Ssangyong Oil Refining Co. Ltd.
                                    Energy                                                               784,127
                      118,000   Yukong Ltd.
                                    Energy                                                             1,589,968
                                                                                               ------------------
                                                                                                      10,831,118
                                                                                               ------------------

                                MAURITIUS - 0.5%
                                COMMON STOCK
                   2,250,000    State Bank of Mauritius Ltd.
                                    Finance
                                                                                               ------------------

                                MEXICO - 12.3%
                                COMMON STOCK
                       40,200   Bufete Industrial SA ADR(a)
                                    Capital Equipment                                                    592,950
                      781,720   Cemex SA de CV(a)
                                    Materials                                                          3,063,749

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                     SHARES                                                                            VALUE US$
                     ------                                                                            ----------
                                MEXICO  (CONCLUDED)
                     110,048    Cifra SA - Ser A
                                    Services                                                       $        198,660
                   1,963,000    Cifra SA de CV
                                    Services                                                              3,450,404
                     586,000    Consorcio ARA SA(a)
                                    Capital Equipment                                                     2,167,922
                     246,000    Desc SA de CV
                                    Multi-Industry                                                        2,132,779
                     623,000    Fomento Economico Mexicano SA de CV
                                    Services                                                              4,372,838
                     286,400    Grupo Carso SA de CV
                                    Multi-Industry                                                        1,819,761
                   2,050,000    Grupo Financiero Bancomer(a)
                                    Services                                                                988,480
                     191,800    Hylsamex SA
                                    Capital Equipment                                                     1,234,628
                     381,000    Industrias Penoles
                                    Materials                                                             1,502,282
                     332,500    Kimberly-Clark de Mexico SA de CV
                                    Services                                                              1,425,565
                     263,300    Sanluis Corporacion SA de CV
                                    Multi-Industry                                                        2,004,457
                     111,900    Telefonos de Mexico SA ADR
                                    Telecommunications                                                    4,839,675
                     102,600    Tubos de Acero de Mexico SA ADR(a)
                                    Materials                                                             2,071,239
                                                                                                  ------------------
                                                                                                         31,865,389
                                                                                                  ------------------

                                PAKISTAN - 0.7%
                                COMMON STOCK
                      41,000    Hub Power Co. Ltd.(a)(b)
                                    Multi-Industry                                                        1,311,180
                       6,000    Pakistan Telecommunications Corp.(a)
                                    Services                                                                488,812
                                                                                                  ------------------
                                                                                                          1,799,992
                                                                                                  ------------------

                                PERU - 0.3%
                                COMMON STOCK
                      40,500    CPT Telefonica del Peru SA ADR
                                    Telecommunications                                                      799,875
                                                                                                  ------------------

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                 SHARES                                                                            VALUE US$
                 ------                                                                            ---------
                                PHILIPPINES - 2.9%
                                COMMON STOCK
                   3,735,843    Ayala Land Inc.
                                    Finance                                                     $      1,452,094
                   9,880,000    Belle Corp.(a)
                                    Materials                                                            893,739
                   3,727,000    Digital Telecommunications Phils., Inc.(a)
                                    Telecommunications                                                   181,213
                     443,280    Manila Electric Co. "B" Shares
                                    Energy                                                             1,353,335
                     128,540    Philippine Long Distance Telephone Co.
                                    Telecommunications                                                 3,179,435
                   1,840,000    SM Prime Holdings
                                    Finance                                                              322,488
                      18,000    Universal Robina Corp.
                                    Consumer Goods                                                         2,290
                                WARRANTS
                   1,529,000    Belle Corp.(a)(b)
                                    Materials                                                                281
                                                                                               ------------------
                                                                                                       7,384,875
                                                                                               ------------------

                                POLAND - 2.2%
                                COMMON STOCK
                      33,080    Bank Rozwoju Eksportu SA
                                    Finance                                                              598,003
                     208,330    Bydgoska Fabryka Kabli SA(a)
                                    Capital Equipment                                                  1,703,705
                      59,410    Gorazdze
                                    Materials                                                          1,679,164
                      48,850    Krosno SA(a)
                                    Materials                                                            483,593
                      14,000    Wedel SA
                                    Consumer Goods                                                       674,892
                      34,004    Zaklandy Metali Lekkich Kety(a)
                                    Materials                                                            459,566
                                                                                               ------------------
                                                                                                       5,598,923
                                                                                               ------------------

                                PORTUGAL - 3.6%
                                COMMON STOCK
                      28,750    Banco Espirito Santo e Comercial de Lisboa
                                    Finance                                                              834,329
                      38,894    Estabelecimentos Jeronimo Martins & Filho
                                    Retail                                                             2,545,128
                      32,640    Portugal Telecom
                                    Energy                                                             1,340,032

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                    SHARES                                                                         VALUE US$
                    ------                                                                         ---------
                                PORTUGAL  (CONCLUDED)
                    135,100     Semapa - Sociedade de Investimento e Gestao SGPS SA
                                    Materials                                                   $      3,121,117
                     17,000     Telecel-Comunicacaoes Pessoais SA(a)
                                    Energy                                                             1,538,066
                                                                                               ------------------
                                                                                                       9,378,672
                                                                                               ------------------

                                RUSSIA - 0.7%
                                COMMON STOCK
                     36,000     Gazprom ADR
                                    Energy                                                               805,500
                     11,300     Lukoil Holding
                                    Energy                                                               987,301
                                                                                               ------------------
                                                                                                       1,792,801
                                                                                               ------------------

                                SLOVAK REPUBLIC - 0.1%
                                COMMON STOCK
                      9,076     Nafta Gbely AS
                                    Services                                                             354,362
                                                                                               ------------------

                                SOUTH AFRICA - 7.2%
                                COMMON STOCK
                    215,800     Amalgamated Banks of South Africa
                                    Finance                                                            1,277,989
                     57,800     Anglo American Corp. of South Africa Ltd.
                                    Materials                                                          2,498,161
                    220,854     Barlow Ltd.
                                    Multi-Industry                                                     2,225,750
                    325,000     Billiton plc(a)
                                    Materials                                                            952,208
                    219,400     Dimension Data Holdings Ltd.(a)
                                    Capital Equipment                                                    911,793
                     85,000     Dorbyl Ltd.
                                    Capital Equipment                                                    868,987
                    101,776     Ellerine Holdings Ltd.
                                    Services                                                             771,912
                    140,100     Fedsure Holdings Ltd.
                                    Finance                                                            1,513,808
                    128,649     Foodcorp Ltd.
                                    Services                                                             735,137
                    596,000     Malbak Ltd.
                                    Multi-Industry                                                       696,004
                    369,000     Nampak Ltd.
                                    Services                                                           1,150,130


- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1997

                      SHARES                                                                       VALUE US$
                      ------                                                                       ---------
                                SOUTH AFRICA  (CONCLUDED)
                          186   New Clicks Holdings Ltd.
                                    Services                                                    $            243
                      184,000   Sasol Ltd.
                                    Energy                                                             2,217,558
                       78,368   South African Breweries Ltd.
                                    Services                                                           2,077,871
                      105,114   South African Druggists Ltd.
                                    Consumer Goods                                                       658,532
                                                                                               ------------------
                                                                                                      18,556,083
                                                                                               ------------------

                                TAIWAN - 4.1%
                                COMMON STOCK
                      100,000   Acer Inc. GDR(a)
                                    Capital Equipment                                                    649,000
                       79,559   Asia Cement Corp. GDR
                                    Capital Equipment                                                    873,159
                       43,000   Asustek Computer, Inc.(a)
                                    Multi-Industry                                                       497,080
                      138,600   China Steel Corp. GDR
                                    Materials                                                          2,033,955
                       50,397   Evergreen Marine Corp.
                                    Capital Equipment                                                    519,089
                      116,500   ROC Taiwan Fund
                                    Finance                                                            1,027,734
                      104,200   Siliconware Precision Industries Co.(a)
                                    Capital Equipment                                                  1,002,925
                       10,000   Taiwan Fund Inc.
                                    Finance                                                              189,743
                       99,000   Taiwan Semiconductor Manufacturing Co.(a)
                                    Capital Equipment                                                  1,961,435
                      139,345   Teco Electric & Mach GDR(a)
                                    Capital Equipment                                                  1,833,301
                                                                                               ------------------
                                                                                                      10,587,421
                                                                                               ------------------

                                THAILAND - 0.9%
                                COMMON STOCK
                      256,000   Electricity Generating Public Co. Ltd.
                                    Energy                                                               418,087
                      173,789   Land & House Public Co. Ltd.
                                    Finance                                                              148,267
                      108,000   PTT Exploration and Production Public Co. Ltd.
                                    Materials                                                          1,079,345
                      699,000   TelecomAsia Corp. Public Co. Ltd.(a)
                                    Telecommunications                                                   302,430

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
AS OF OCTOBER 31, 1997

                   SHARES                                                                            VALUE US$
                   ------                                                                            ---------
                                THAILAND  (CONCLUDED)
                   258,000      Total Access Communication Public Co. Ltd.
                                    Telecommunications                                          $        492,780
                                                                                               ------------------
                                                                                                       2,440,909
                                                                                               ------------------

                                TURKEY - 2.6%
                                COMMON STOCK
                 4,946,640      Migros Turk
                                    Services                                                           5,189,250
                 5,223,720      Netas Telekomunik(a)
                                    Energy                                                             1,565,690
                                                                                               ------------------
                                                                                                       6,754,940
                                                                                               ------------------

                                VENEZUELA - 1.5%
                                COMMON STOCK
                 2,918,823      Electricidad De Caracas
                                    Energy                                                             3,833,162
                                                                                               ------------------

                                ZIMBABWE - 0.1%
                                COMMON STOCK
                   153,000      Meikles Africa Ltd.
                                    Materials                                                            306,000
                                                                                               ------------------

                  PAR
                  ---
                                CORPORATE BONDS - 0.2%
                   428,000      Delta Electronic, 0.05%, 3/6/04
                                    Capital Equipment                                                    470,800
                                                                                               ------------------

                                REPURCHASE AGREEMENTS - 4.2%
                11,000,000      Chase Securities, Inc., 5.55%, 11/3/97, to be
                                    repurchased at $11,005,087.  Collateralized by
                                    $10,355,000 U.S. Treasury Notes, 6.88%, 5/15/06.                  11,000,000
                                                                                               ------------------

                                    Total Investments - 96.0% (cost $249,810,879)                    248,721,720

                                    Other Assets Less Liabilities - 4.0%                              10,354,172
                                                                                               ------------------

                                    Total Net Assets - 100%                                        $ 259,075,892
                                                                                               ==================

- ------------------------------------

(a)   Non-income producing security.
(b) Valued pursuant to methodology approved by the Board of Trustees. ADR - American Depository Receipts
GDR - Global Depository Receipts


    The accompanying notes are an integral part of the financial statements.

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997


ASSETS:
      Investments (Note 2)
         Investments at cost                                                                                 $ 249,810,879
         Net unrealized appreciation (depreciation)                                                             (1,089,159)
                                                                                                       --------------------
                               Total Investments at value                                                      248,721,720

      Cash                                                                                                       7,802,685
      Receivable for investments sold                                                                            4,428,593
      Receivable for dividends, tax reclaims and interest                                                          294,672
      Organization costs, net of amortization (Note 2)                                                               7,420
                                                                                                       --------------------

                               Total Assets                                                                    261,255,090
                                                                                                       --------------------

LIABILITIES:
      Payable for investments purchased                                                                          1,551,192
      Payable to investment adviser (Note 3)                                                                       147,396
      Payable to administrator (Note 3)                                                                             12,476
      Payable to subadministrator (Note 3)                                                                          24,951
      Accrued foreign taxes payable (Note 5)                                                                       303,077
      Accrued expenses and other liabilities                                                                       140,106
                                                                                                       --------------------

                               Total Liabilities                                                                 2,179,198
                                                                                                       --------------------

                               Net Assets                                                                    $ 259,075,892
                                                                                                       ====================

COMPONENTS OF NET ASSETS:
      Investors' capital                                                                                     $ 260,212,052
      Net unrealized appreciation (depreciation) on investments                                                 (1,136,160)
                                                                                                       --------------------

                               Net Assets                                                                    $ 259,075,892
                                                                                                       ====================


    The accompanying notes are an integral part of the financial statements.

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
                                                                                                            FOR THE
                                                                                                          YEAR ENDED
                                                                                                       OCTOBER 31, 1997
                                                                                                      --------------------
INVESTMENT INCOME:
     Dividend income (net of foreign withholding taxes of $301,502)                                           $ 4,379,899
     Interest income                                                                                              510,880
                                                                                                      --------------------
                              Total Investment Income                                                           4,890,779
                                                                                                      --------------------

EXPENSES:
     Investment advisory ( Note 3)                                                                              2,548,282
     Administration (Note 3)                                                                                      139,234
     Subadministration (Note 3)                                                                                   243,008
     Transfer agency (Note 3)                                                                                      12,038
     Custody                                                                                                      520,856
     Accounting (Note 3)                                                                                           73,000
     Audit                                                                                                         47,144
     Legal                                                                                                         12,893
     Trustees                                                                                                       9,216
     Amortization of organization costs (Note 2)                                                                    2,474
     Miscellaneous                                                                                                 46,982
                                                                                                      --------------------
                              Total Expenses                                                                    3,655,127
     Fees waived (Note 6)                                                                                        (534,861)
                                                                                                      --------------------
                              Net Expenses                                                                      3,120,266
                                                                                                      --------------------

NET INVESTMENT INCOME (LOSS)                                                                                    1,770,513
                                                                                                      --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS:
     Net realized gain (loss) on investments sold (A)                                                          (9,939,119)
     Net realized gain (loss) on foreign currency transactions                                                   (324,841)
                                                                                                      --------------------
                              Net realized gain (loss) on investments and foreign currency
                                     transactions                                                             (10,263,960)
                                                                                                      --------------------
     Net change in unrealized appreciation (depreciation) on investments (B)                                   (2,807,672)
     Net change in unrealized appreciation (depreciation) on foreign currency
        transactions                 transactions                                                                  (2,842)
                                                                                                      --------------------
                              Net change in unrealized appreciation (depreciation) on
                                   investments and foreign currency transactions                               (2,810,514)
                                                                                                      --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS                                                                                             (13,074,474)
                                                                                                      --------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                             $ (11,303,961)
                                                                                                      ====================
- ------------------------------

(A) Net of Indian capital gain tax of $430,959. (B) Net of deferred Indian capital gain tax of $210,969.


    The accompanying notes are an integral part of the financial statements.

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                        For the Year Ended October 31,
                                                                                --------------------------------------------
                                                                                       1997                    1996
                                                                                --------------------    --------------------

NET ASSETS, BEGINNING OF PERIOD                                                       $ 167,549,528                     $ -
                                                                                --------------------    --------------------

OPERATIONS:
    Net investment income (loss)                                                          1,770,513                 605,321
    Net realized gain (loss) on investments                                             (10,263,960)             (6,759,042)
    Net change in unrealized appreciation (depreciation) on investments                  (2,810,514)              1,674,354
                                                                                --------------------    --------------------
    Net increase (decrease) in net assets resulting from operations                     (11,303,961)             (4,479,367)
                                                                                --------------------    --------------------


TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST (A):
    Contributions                                                                       129,110,600             173,679,036
    Withdrawals                                                                         (26,280,275)             (1,650,141)
                                                                                --------------------    --------------------
    Net increase (decrease) in net assets from
      transactions from investors' beneficial interest                                  102,830,325             172,028,895
                                                                                --------------------    --------------------

    Net increase (decrease) in net assets                                                91,526,364             167,549,528
                                                                                --------------------    --------------------

NET ASSETS, END OF PERIOD                                                             $ 259,075,892           $ 167,549,528
                                                                                ====================    ====================

(A)   Includes purchase and redemption fees (Note 7).





    The accompanying notes are an integral part of the financial statements.

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


Portfolio performance for the following periods:

                                                                                      For the Year Ended October 31,
                                                                                  ---------------------------------------
                                                                                       1997              1996
- -------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
      Expenses including reimbursement/waiver of fees                                 1.22%             1.45%
      Expenses excluding reimbursement/waiver of fees                                 1.43%             1.51%
      Net investment income including reimbursement/waiver of fees                    0.69%             0.52%

Average Commission Rate Per Share (a)                                                $0.0020           $0.0008
Portfolio Turnover Rate                                                              43.13%           102.70%

- ---------------------------------------------------

(a) Amount represents the average commission per share paid by the Portfolio to brokers on the purchase and sale of equity securities on which commissions are charged.






    The accompanying notes are an integral part of the financial statements.

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1.  ORGANIZATION

Schroder Capital Funds ("Schroder Core") was organized as a Delaware business trust by on September 7, 1995. Schroder Core, which is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), currently has six investment portfolios. Included in this report is Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"), a non-diversified portfolio that commenced operations on November 1, 1995. Under its Trust Instrument, Schroder Core is authorized to issue an unlimited number of interests without par value. Interests in the Portfolio are sold in private placement transactions without any sales charges to qualified investors, including open-end, management investment companies. Purchases and redemptions are subject to a subscription transactions charge of 0.50% payable to the Portfolio to reimburse transaction costs incurred with respect to the Portfolio's purchase or sale of portfolio investments.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Portfolio:

SECURITY VALUATION - Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by Schroder Core's Board of Trustees. Fair valued securities represented approximately 1.63% of total investments at October 31, 1997.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of withholding tax. Interest income, including amortization of discount or premium, is recorded as earned. Identified cost of investments sold is used to determine realized gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain and loss are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Portfolio may enter into forward contracts to purchase or sell foreign currencies to protect against the effect on the U.S. dollar value of the underlying portfolio of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded daily as unrealized gain or loss; realized gain or loss include net gain or loss on contracts that have terminated by settlement or by the Portfolio entering into offsetting commitments.

REPURCHASE AGREEMENTS - The Portfolio may invest in repurchase agreements. The Portfolio, through its custodian, receives delivery of the underlying collateral, whose market value must always equal or exceed the repurchase price. The investment adviser is responsible for determining the value of the underlying collateral at all times. In the event of default, the Portfolio may have difficulties with the disposition of any securities held as collateral.

EXPENSE ALLOCATION - Schroder Core accounts separately for the assets and liabilities and operation of each Portfolio. Expenses that are directly attributable to more than one Portfolio are allocated among the respective Portfolios.

ORGANIZATIONAL COSTS - Costs incurred by the Portfolio in connection with this organization and initial registration are being amortized on a straight line basis over a five-year period.

NOTE 3.  INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER - Schroder Capital Management International Inc. ("SCMI"), is the investment adviser. Pursuant to an Investment Advisory Agreement, SCMI is entitled to receive an annual fee, payable monthly, of 1.00% of the average daily net assets of the Portfolio. SCMI voluntarily has undertaken to waive a portion of its fees in order to limit fees paid for the Portfolio's investment advisory services to 0.85% of its average daily net assets. This fee waiver cannot be withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the Act) of the Trust. Prior to February 1, 1997, the total advisory fees paid by the Portfolio to SCMI represented an annual effective rate of 1.00% of the Portfolio's average daily net assets.

ADMINISTRATOR AND SUBADMINISTRATOR - Effective February 1, 1997, the administrator of the Portfolio is Schroder Fund Advisors Inc. ("Schroder Advisors"). In addition, the Portfolio has entered into a Subadministration Agreement with Forum Administrative Services, LLC ("Forum"). For its services, Schroder Advisors and Forum are entitled to receive compensation at annual rates, payable monthly, of 0.05% and 0.10%, respectively of the average daily net assets of the Portfolio. Prior to February 1, 1997, Schroder Advisors was entitled to compensation at an annual rate of 0.15% of the average daily net assets and obligated to make subadministration payment to Forum Financial Services, Inc.(R) ("FFSI").

TRANSFER AGENT - Forum Financial Corp.(R) ("FFC") serves as the Portfolio's transfer agent and is entitled to receive compensation for those services from Schroder Core with respect to the Portfolio in the amount of $12,000 per year plus certain other fees and expenses.

OTHER SERVICE PROVIDERS - FFC also performs portfolio accounting for the Portfolio and is entitled to receive compensation for those services in the amount of $60,000 per year, plus certain amounts based upon the number and types of portfolio transactions.

NOTE 4.  PURCHASES AND SALES OF SECURITIES

The cost of  securities  purchased  and the  proceeds  from sales of  securities
(excluding  short-term   investments)  for  the  year  ended  October  31,  1997
aggregated $191,338,159 and $103,179,104, respectively.

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

For federal income tax purposes, the tax basis of investment securities owned as of October 31, 1997 was $250,930,132 and the net unrealized depreciation of investment securities was $2,208,412. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $37,582,316, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $39,790,728.

NOTE 5.  FEDERAL TAXES

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gain as it is treated as a partnership for federal income tax purposes. All interest, dividends, gain and loss of the Portfolio are deemed to have been "passed through" to the partners in proportion to their holdings of the Portfolio regardless of whether such interest, dividends or gain have been distributed by the Portfolio.

Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates. Indian tax regulations require that taxes be paid on capital gains realized by the Portfolio. At October 31, 1997, the Portfolio decreased net unrealized appreciation on investments by the estimated tax liability attributable to Indian investments of $210,969 and decreased net realized gains on investments by $430,959 for taxes incurred on gains realized from Indian investments.

NOTE 6.  WAIVER OF FEES

Effective May 5, 1997, SCMI voluntarily waived a portion of its advisory fee so that the Portfolio's total expenses would not exceed 1.18% of the Portfolio's average daily net assets. Prior to May 5, 1997, the expense ratio cap ranged between 1.30% and 1.45% of total expenses of the Portfolio's average daily net assets. Schroder Advisors, Forum and FFC may waive voluntarily all or a portion of their fees from time to time. For the year ended October 31, 1997, SCMI waived fees of $534,861 and for the year ended October 31, 1996, SCMI and Schroder Advisors waived fees of $51,560 and $12,743, respectively.

NOTE 7.  PURCHASE AND REDEMPTION FEE

Purchases and redemptions of interest in the Portfolio are subject to a charge of 0.50% of the net asset value of the interests purchased or redeemed. This charge is designed to cover the transaction costs incurred by the Portfolio (either directly or indirectly) as a result of a purchases or redemptions of interests in the Portfolio, including brokerage commissions in acquiring or selling portfolio securities; currency transactions costs; interest recordkeeper costs; and to protect the interests of other interestholders. These charges, which are not sales charges, are paid to the Portfolio, not SCMI, Forum or any other entity. The purchase and redemption fees for the year ended October 31, 1997 were $644,942 and $131,930, respectively. The purchase and redemption fees are included in the Statement of Changes in Net Assets contributions and withdrawal amounts, respectively, and are included in the Investors' Capital in the Statement of Assets and Liabilities.

NOTE 8.  CONCENTRATION OF RISK

The Portfolio's investments in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic events in these markets may have disruptive effects on the market prices of the Portfolio's investments.

- ------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (PORTFOLIO)
- ------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Schroder Capital Funds and Investors of Schroder Emerging Markets Fund Institutional Portfolio:

     We have audited the accompanying statement of assets and liabilities of the Schroder Emerging Markets Fund Institutional Portfolio (a separate portfolio of Schroder Capital Funds), including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Schroder Emerging Markets Fund Institutional Portfolio as of October 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.




                                                 COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 19, 1997


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